UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 15, 2002



                      DEALER AUTO RECEIVABLES COMPANY, LLC
             (Exact name of registrant as specified in its charter)


        Delaware                      333-32802                36-4347972
(State of other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification Number)



         200 East Randolph Street, 11th Floor
         Chicago, Illinois                                    60601
         (Address of principal executive offices)             (Zip Code)



         (312) 381-3238
         (Registrant's telephone number, including area code)



                                 Not Applicable
         (Former name of former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         Premier Auto Finance, Inc. (the "Servicer") on behalf of Dealer Auto Receivables Owner Trust 2000-1 (the "Trust") is filing a Monthly Report delivered pursuant to the Sale and Servicing Agreement dated as of August 24, 2000 by and amount the Trust, Dealer Auto Receivables Company, LLC, the Servicer and The Bank of New York as an Exhibit under Item 7(c).



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements:                   None.

         (b) Pro Forma Financial Information:        None.

         (c) Exhibits:


         EXHIBIT NO.          DOCUMENT
         -----------          -----------------
         10.1                 Monthly Report dated as of July 15, 2002





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DEALER AUTO RECEIVABLES COMPANY, LLC

                                      By: /s/ William J. Sparer
                                          -----------------------------------
                                          Secretary and Vice President

                                  July 15, 2002
                        DART 2000-1 DISTRIBUTION SUMMARY

                                            Collection Account

Wire/Deposit to:                           In consideration of:                         In the amount of:
----------------                           --------------------                         -----------------
1.  Premier Auto Finance, Inc.             Reimburse Previous Advances                                   0.00
                                           Excess Coverage                                               0.00

2.  Bank of New York                       Indenture Trustee Fee                                         0.00

3.  Chase                                  Owner Trustee Fee                                             0.00

4.  Premier Auto Finance, Inc.             Servicing Fees                                          197,642.54
                                           Late Fees                                                39,123.22
                                                                                              ---------------
                                           Total Servicing Fees                                    236,765.76

5.  Note Distribution Account              Note Interest                                         1,331,128.13

6.  Certificate Distribution Account       Certificate Interest                                     87,068.70

7.  Note Distribution Account              Principal Payable                                    14,550,349.57

8.  Certificate Distribution Account       Principal Payable                                             0.00

9.  Reserve Fund                           Funding                                                 111,276.78

                                                                                              ---------------
TOTAL AMOUNT WIRED/DEPOSITED:                                                                   16,316,588.94
                                                                                              ===============
                                             Reserve Account

Wire/Deposit to:                           In consideration of:                      In the amount of:
----------------                           --------------------                      -----------------

1. Collection Account                      Collection Shortfall                                          0.00

2. Premier Auto Finance, Inc.              Excess Reserve Release                                1,070,840.35
                                                                                              ---------------
TOTAL AMOUNT WIRED/DEPOSITED:                                                                    1,070,840.35
                                                                                              ===============

/S/ Kevin P. Diamond
-----------------------------
Senior Vice President

/S/ David C. Greenberg
-----------------------------
CEO                                                                                            July 8, 2002
                                                                                                    7:18 PM

                   Dealer Auto Receivables Owner Trust 2000-1

190,000,000.00   6.69% Dealer Auto Receivables Asset-Backed Notes, Class A-1
274,000,000.00   7.01% Dealer Auto Receivables Asset-Backed Notes, Class A-2
168,000,000.00   7.07% Dealer Auto Receivables Asset-Backed Notes, Class A-3
 83,251,000.00   7.12% Dealer Auto Receivables Asset-Backed Notes, Class A-4
 24,470,000.00   7.46% Dealer Auto Receivables Asset-Backed Notes, Class B
 13,175,591.56   7.93% Dealer Auto Receivables Asset- Backed Certificates

                                                    Monthly Report
                                       For the July 15, 2002 Distribution Date
A    Calculation of Available Amounts

     1   Available Principal (as defined in Article I of the Sale and Servicing Agreement)                    $13,910,271.27
                                                                                                        --------------------
     2   Available Interest (as defined in Article I of the Sale and Servicing Agreement)                      $2,367,194.45
                                                                                                        --------------------
     3   Available Amounts (l. plus 2.)                                                                       $16,277,465.72
                                                                                                        --------------------

B    Calculation of Principal Distributable Amount                                                            $14,550,349.57
                                                                                                        --------------------
      (as defined in Article I of the Sale and Servicing Agreement)

C    Calculation of Note Monthly Principal Distributable Amount                                               $14,550,349.57
                                                                                                        --------------------

     1   Note Percentage for such Distribution Date

     (a)    for each Distribution Date to but excluding the Distribution Date on which the
            principal amount of the Class B Notes is reduced to zero                                                 100.00%
                                                                                                        --------------------

     (b)    after the principal amount of the Class B Notes have been reduced to zero                                  0.00%
                                                                                                        --------------------

     2  Principal Distributable Amount (from B)                                                               $14,550,349.57
                                                                                                        --------------------

     3   Note Monthly Principal Distributable Amount for

         (a)Class A-1 Notes                                                                                            $0.00
                                                                                                        --------------------

         (b)Class A-2 Notes                                                                                            $0.00
                                                                                                        --------------------

         (c)Class A-3 Notes                                                                                   $14,550,349.57
                                                                                                        --------------------

         (d)Class A-4 Notes                                                                                            $0.00
                                                                                                        --------------------

         (e)Class B Notes                                                                                              $0.00
                                                                                                        --------------------

         (f)Note Principal Carryover Shortfall                                                                         $0.00
                                                                                                        --------------------

D    Calculation of Note Monthly Interest Distributable Amount

     1   Class A-1 Interest Rate                                                                                       6.69%
                                                                                                        --------------------

     2   Class A-2 Interest Rate                                                                                       7.01%
                                                                                                        --------------------

     3   Class A-3 Interest Rate                                                                                       7.07%
                                                                                                        --------------------

     4   Class A-4 Interest Rate                                                                                       7.12%
                                                                                                        --------------------

     5   Class B Interest Rate                                                                                         7.46%
                                                                                                        --------------------
                                                        Page 4 of 9


     6   Class A-1 Note Interest Distributable Amount                                                                  $0.00
                                                                                                        --------------------

     7   Class A-2 Note Interest Distributable Amount                                                                  $0.00
                                                                                                        --------------------

     8   Class A-3 Note Interest Distributable Amount                                                            $685,050.37
                                                                                                        --------------------

     9   Class A-4 Note Interest Distributable Amount                                                            $493,955.93
                                                                                                        --------------------

     10   Class B Note Interest Distributable Amount                                                             $152,121.83
                                                                                                        --------------------

     11   Aggregate Interest Carryover Shortfall for each Class for such Distribution Date                             $0.00
                                                                                                        --------------------

     12   Note Monthly Interest Distributable Amount (the sum of items D.6, D.7, D.8,
          D.9, D.10 and D.11)                                                                                  $1,331,128.13
                                                                                                        --------------------

E    Calculation of Note Distributable Amount (sum of C.3 plus D.12.)                                         $15,881,477.70
                                                                                                        --------------------

F    Calculation of Certificate Principal Distributable Amount

     1   Certificate Balance                                                                                  $13,175,591.56
                                                                                                        --------------------

     2   Principal Distributable Amount                                                                                $0.00
                                                                                                        --------------------
     3   Certificate Percentage for each respective Distribution Date

     3   (a)for each Distribution Date to but excluding the Distribution Date on which the
            Principal Amount of the Class B Notes is reduced to zero                                                   0.00%
                                                                                                        --------------------

     3   (b)on the Distribution Date on which the Principal Amount of the Class B Notes is reduced to zero

     3   (c)thereafter                                                                                               100.00%
                                                                                                        --------------------

     4   (a)Principal Distributable Amount multiplied by the Certificate Percentage for such
            Distribution Date                                                                                          $0.00
                                                                                                        --------------------

     4   (b)Certificate Principal Carryover Shortfall for such Distribution Date                                       $0.00
                                                                                                        --------------------

     5   Certificate Principal Distributable Amount (the sum of  4.(a) and 4.(b))                                      $0.00
                                                                                                        --------------------

G    Calculation of Certificate Interest Distributable Amount

     1   Certificate Pass-Through Rate                                                                                 7.93%
                                                                                                        --------------------

     2   (a)Certificate Monthly Interest Distributable Amount                                                     $87,068.70
                                                                                                        --------------------

     2   (b)Certificate Interest Carryover Shortfall for such Distribution Date                                        $0.00
                                                                                                        --------------------

     3   Certificate Interest Distributable Amount (sum of 2.(a) and 2.(b))                                       $87,068.70
                                                                                                        --------------------


H    Calculation of Certificate Distributable Amount (sum of F.5 and G.3)                                         $87,068.70
                                                                                                        --------------------

I    Fees

     1 The Monthly Servicing Fee for such Distribution Date                                                      $197,642.54
     (1/12 of the product of 1% and the Aggregate Principal Balance of the Contracts as                 --------------------
     of the beginning of the preceding Distribution Date)

     2   Late Payment Penalty Fees for such Distribution Date                                                     $39,123.22
                                                                                                        --------------------

     3   Extension Fees for such Distribution Date                                                                     $0.00
                                                                                                        --------------------
                                                        Page 5 of 9

     4   Indenture Trustee Fee for such Distribution Date                                                              $0.00
                                                                                                        --------------------

     5   Owner Trustee Fee for such Distribution Date                                                                  $0.00
                                                                                                        --------------------


J    Calculation of the Available Amounts for such Distribution Date

     1  The amount of funds deposited into the Collection Account pursuant to Section 5.05(b)
     of the Sale and Servicing Agreement with respect  to the related Due Period                               16,316,588.94
                                                                                                        --------------------

     a      All amounts received by the Indenture Trustee or the Servicer with respect to principal and interest on the Contracts, as well as Late Payment Penalty Fees and
            Extensions Fees for related Due Period                                                           $ 15,682,101.74
                                                                                                        --------------------

     b      All Net Liquidation Proceeds                                                                         $610,092.45
                                                                                                        --------------------

     c      The aggregate of the Repurchase Prices for Contracts required to be repurchased by
            the Depositor as described in Section 7.05 of the Sale and Servicing Agreement                             $0.00
                                                                                                        --------------------

     d      All Advances made by Servicer pursuant to Section 7.02 of the Sale and Servicing
            Agreement                                                                                              11,287.23
                                                                                                        --------------------

     e      All amounts paid by the Seller in connection with an optional repurchase of the Contracts
            described in Section 7.07 of the Sale and Servicing Agreement                                              $0.00
                                                                                                        --------------------

     f      All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Trust Accounts as contemplated in Section 5.05(b) of the
            Sale and Servicing Agreement                                                                           13,107.52
                                                                                                        --------------------

     g      Total amount of funds deposited into the Collection Account pursuant to Section 5.05(b)          $ 16,316,588.94
            (the sum of a. through f.)                                                                  --------------------


     2  The amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses
        (i) through (iii) of Section 7.03(a) of the Sale and Servicing Agreement with respect to
        related Due Period                                                                                       $236,765.76
                                                                                                        --------------------

     a      Amounts to be paid to the Servicer as the Reimbursement Amount in accordance with
            Section 7.02 of the Sale and Servicing Agreement                                                               -
                                                                                                        --------------------

     b      Amounts to be paid to the Servicer in respect to the Servicing Fee for the related
            Due Period                                                                                           $236,765.76
                                                                                                        --------------------

     c      Amounts to be paid to the Indenture Trustee in respect of the Indenture Trustee Fee for
            the related Due Period                                                                                     $0.00
                                                                                                        --------------------

     d      Amounts to be paid to the Owner Trustee in respect of Owner Trustee Fee for related
            Due Period                                                                                                 $0.00
                                                                                                        --------------------
     e      Total amount of funds permitted to be withdrawn from the Collection
            Account pursuant to clauses (i) through (iii) Section 7.03(a) of the
            Sale and Servicing Agreement with respect to the related
            Due Period (sum of a. through d.)                                                                    $236,765.76
                                                                                                        --------------------

     3  The Available Amounts (not including amounts from Reserve Fund Account) for such Distribution
     Date available to pay Note Distributable Amounts  and Certificate Distributable Amounts                  $16,079,823.18
     (1(g) minus 2(e))                                                                                  --------------------


K    The shortfall of Available Amounts for such Distribution Date to pay either the Note
     Distributable Amount or the Certificate Distributable Amount                                                      $0.00
     (the Available Amounts for such Distribution Date minus the sum of the Note Distributable Amount   --------------------
     as set forth in E. and the Certificate Distributable Amount as set forth in H.)

L    The amount to be withdrawn from the Reserve Fund on such Distribution Date to cover the
     Note Interest Distributable Amount                                                                                $0.00
                                                                                                        --------------------
                                                        Page 6 of 9

M    The amount to be withdrawn from the Reserve Fund on such Distribution Date to cover the
     Certificate Interest Distributable Amount                                                                         $0.00
                                                                                                        --------------------

N    The amount to be withdrawn from the Reserve Fund on such Distribution Date to cover the
     Note Principal Distributable Amount                                                                               $0.00
                                                                                                        --------------------

O    The amount to be withdrawn from the Reserve Fund on such Distribution Date to cover the
     Certificate Principal Distributable Amount                                                                        $0.00
                                                                                                        --------------------

P    Interest Earnings on the Reserve Fund.                                                                       $13,790.84
                                                                                                        --------------------

Q    The amount on deposit in the Reserve Fund after giving effect to deposits and withdrawals
     therefrom on such Distribution Date                                                                       14,470,345.68
                                                                                                        --------------------

R The Specified Reserve Fund Amount for such Distribution Date will be an amount equal to the lesser of (i) the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class
     A-4 Notes and the Class B Notes and the Certificate Balance as of such Distribution Date, and (ii) the greater of:

     (a) 4.25% of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class
     B Notes and the Certificate Balance on such Distribution Date, except that if a Reserve Fund Trigger Event shall have occurred and be continuing on such Distribution Date, then the percentage of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class
     A-3 Notes, the Class A-4 Notes and the Class B Notes and the Certificate
     Balance referred to in this clause (a), shall be equal to 6.50%; and

     (b)  1.00% of the Aggregate Principal Balance as of the Cutoff Date.                                      14,470,345.68
                                                                                                        --------------------

S    The Pool Factor
               Factor immediately Before Factor immediately After
                  such Distribution Date such Distribution Date

            Class A-1 Note            1      0.0000000                          7        0.0000000
                                        --------------                            ----------------
            Class A-2 Note            2      0.0000000                          8        0.0000000
                                        --------------                            ----------------
            Class A-3 Note            3      0.6921099                          9        0.6055007
                                        --------------                            ----------------
            Class A-4 Note            4      1.0000000                         10        1.0000000
                                        --------------                            ----------------
            Class B Note              5      1.0000000                         11        1.0000000
                                        --------------                            ----------------
            Certificate               6      1.0000000                         12        1.0000000
                                        --------------                            ----------------

T    Delinquent Contracts

     1    31-60 Days                                                                            989            $8,522,955.16
                                                                                            --------------------------------

     2    61-90 Days                                                                            175            $1,376,789.85
                                                                                            --------------------------------

     3    91 or More Days                                                                        76              $631,109.61
                                                                                            --------------------------------

            Total Delinquent Receivables                                                      1,240           $10,530,854.62
                                                                                            --------------------------------
            61+ Days Delinquencies as Percentage of Receivables                                                         0.90%

            Delinquency Ratio for Second Preceding Collection Period                                                    0.82%
            Delinquency Ratio for Preceding Collection Period                                                           0.90%
            Delinquency Ratio for Current Collection Period                                                             0.90%
            Average Delinquency Ratio                                         (Reserve Fund Trigger Event >= 2.0%)      0.87%


                                                        Page 7 of 9

U    Defaulted Contracts

     1   Total Defaulted Contracts for the Due Period                                           163             1,154,560.16
                                                                                            --------------------------------

     2   Identity (attach)

     3   Liquidation proceeds for the Due Period                                                                 $641,631.03
                                                                                                        --------------------

     4   Liquidation expenses for the Due Period                                                                   31,538.58
                                                                                                        --------------------

     5   Net Liquidation Proceeds for the Due Period                                                             $610,092.45
                                                                                                        --------------------

     6   Net Liquidation Losses for the Due Period                                                               $544,467.71

            Pool Balance at Beginning of Collection Period                                                  $ 237,171,052.40
            Net Loss Ratio for Current Collection Period                                                                2.75%

            Net Loss Ratio for Second Preceding Collection Period                                                       1.20%
            Net Loss Ratio for Preceding Collection Period                                                              2.00%
            Net Loss Ratio for Current Collection Period                                                                2.75%
            Average Net Loss Ratio                                            (Reserve Fund Trigger Event >= 2.5%)      1.98%

V    Advances

     1   Unreimbursed Advances prior to such Distribution Date                                                   $113,330.74
                                                                                                        --------------------

     2   Amount paid to Servicer on such Distribution Date to reimburse Servicer for such                          80,505.87
         unreimbursed Advances                                                                          --------------------

     3   Amount of Delinquent Interest for the related Due Period                                                  91,793.10
                                                                                                        --------------------

     4   Amount of new Advances on such Distribution Date (if such amount is less than the                         11,287.23
         amount of Delinquent                                                                           --------------------
         Interest, attach the certificate required by Section 7.02 of the Sale and Servicing Agreement)

     5   Total of unreimbursed Advances after new Advances on such Distribution Date                             $124,617.97
                                                                                                        --------------------

W    Repurchased Contracts

     1   Number of Contracts to be repurchased pursuant to Section 7.07 of the Sale and
         Servicing Agreement                                                                                               0
                                                                                                        --------------------

     2   Principal Amount of such Contracts                                                                            $0.00
                                                                                                        --------------------

     3   Related Repurchase Price of such Contracts                                                                    $0.00
                                                                                                        --------------------

X    Contracts

     1   Number of Contracts as of beginning of Due Period                                                            30,813
                                                                                                        --------------------

     2   Principal Balance of Contracts as of beginning of Due Period                                        $237,171,052.40
                                                                                                        --------------------

     3   The weighted average Contract Rate of the Contracts as of the beginning of the
         Due Period                                                                                                   11.71%
                                                                                                        --------------------

     4   The weighted average remaining term to maturity of the Contracts as of the beginning
         of the Due Period                                                                                             29.85
                                                                                                        --------------------

     5   Number of Contracts as of end of Due Period                                                                  29,533
                                                                                                        --------------------

     6   Principal Balance of Contracts as of end of Due Period                                              $222,620,702.83
                                                                                                        --------------------

     7   The weighted average Contract Rate of the Contracts as of the end of the Due Period                           11.73%
                                                                                                        --------------------

     8   The weighted average remaining term to maturity of the Contracts as of the end of the
         Due Period                                                                                                    29.16
                                                                                                        --------------------
                                                        Page 8 of 9

                                Net Loss Addendum

For the Period Ending June 29, 2002            Reported        Actual*
Servicing Report Dated July 15, 2002              8K             Loss
                                             -------------   ------------
Net Loss Ratio for Current Month                 2.75%          3.99%
Net Loss Ratio for Previous Month                2.00%          4.17%
Net Loss Ratio for 2nd Previous Month            1.20%          3.74%
Net Loss Ratio Three Month Average               1.98%          3.97%

                       Section "U" of Servicer Certificate


The difference between the Reported 8K and Actual Loss column is driven by the difference in the definition of a Defaulted Contract between the DART 2000-1 Servicing Agreement and the servicer's normal procedures as described in the Prospectus. Generally the servicer charges-off a contract:

1)   when the servicer deems the contract uncollectible;
2) if the financed vehicle is not repossessed, during the month when 5% or more of an installment due under the contract becomes more than 120 days past due;
3) if the financed vehicle is repossessed, when all sale proceeds, insurance claims and refunds of financed insurance policies and extended warranties have been received; or
4) when an obligor files for bankruptcy and the servicer determines that its loss is known.

The definition of a Defaulted Contract in the DART 2000-1 Sale And Servicing Agreement states: "Defaulted Contract" means a Contract with respect to which there has occurred one or more of the following: (i) all or part of a scheduled payment under the Contract is 120 days or more than 120 days past due and the Servicer has not repossessed the related Financed Vehicle, (ii) the Servicer, has in accordance with its customary servicing procedures, determined that eventual payment in full is unlikely and has either repossessed and liquidated the related Financed Vehicle or repossessed and held the related Financed Vehicle in its repossessed inventory for 90 days, whichever occurs first; provided, however, in no event shall the period of time referred to in clauses (i) or (ii) extend for a combined period of longer than 120 days, or (iii) the relevant Obligor has suffered an Insolvency Event.

Two differences between the two standards account for the change in the Net Loss Ratio reported in the revised Servicer Certificate from the Net Loss Ratio calculated in accordance with the servicer's customary servicing procedures:

1) Under the DART 2000-1 Servicing Agreement the servicer must recognize the entire amount of a bankrupt account as a loss when the obligor files for bankruptcy rather than when the seller determines the actual amount of loss. Although prior experience does not necessarily predict future performance, in the servicer's experience, a majority of the accounts that file bankruptcy are collected.
2) Under the DART 2000-1 Servicing Agreement repossessions in inventory are considered to be a loss if the contract is 120 days delinquent. Traditionally the Servicer would not consider repossessions in inventory to be a loss until the car has been sold and all liquidation proceeds have been recovered and the loss is known.

*Losses as determined according to the Servicer's customary servicing procedures.



                                   Page 9 of 9